Pro forma Financials July 7, 2022 Exhibit 99.1

CONFIDENTIAL © QuidelOrtho 2022 2 Disclaimer and Pro Forma Non-GAAP Financial Measures Disclaimer: This presentation of QuidelOrtho Corporation (“QuidelOrtho” or the “Company”) contains unaudited pro forma financial information that gives effect to the business combination by and among QuidelOrtho, Quidel Corporation (“Quidel”), Ortho Clinical Diagnostics Holdings plc (“Ortho”), and certain other entities (the “Combinations”). The pro forma information presented is based on the historical financial statements of Quidel and Ortho with reclassification adjustments only and do not include pro forma adjustments required under Regulation S-X Article 11 or Accounting Standards Codification (ASC) 805. This unaudited pro forma financial information is provided for illustrative purposes only, may be updated in the future, and is not necessarily, and should not be assumed to be, indicative of the Company’s expected results of operations or financial position that would have been achieved had the Combinations been completed as of the dates indicated or that may be achieved in any future period. The unaudited pro forma financial information should be read in conjunction with the information contained in the sections entitled “The Combinations,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ortho” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Quidel” of the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on April 11, 2022 and the historical consolidated financial statements and related notes appearing elsewhere in, or incorporated into, the Joint Proxy Statement/Prospectus. The Company’s actual results of operations and financial position will differ, potentially significantly, from the unaudited pro forma amounts reflected in this presentation as a result of the methodology used to prepare the unaudited pro forma financial information as well as a variety of factors, including but not limited to the effect of certain expected financial benefits of the Combinations (such as revenue and cost synergies), the anticipated costs to achieve these benefits (including the cost of integration activities), tax impacts, changes in value not currently identified, and changes in operating results following the date of the unaudited pro forma financial information. The Company describes other risks that are applicable to its business generally that could affect its results of operations and financial position under “Risk Factors” in the Joint Proxy Statement/Prospectus and subsequent reports filed with the Commission. Accordingly, you should carefully consider such risks when reviewing the information contained in this presentation. Pro Forma Non-GAAP Financial Measures: This presentation contains pro forma financial measures, including but not limited to constant currency revenue growth, adjusted net income, adjusted EBITDA, adjusted EBITDA margin, and adjusted diluted EPS, which are considered pro forma non-GAAP financial measures under applicable rules and regulations of the Commission. These pro forma non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with generally accepted accounting principles in the U.S. (“GAAP”). QuidelOrtho’s definitions of these pro forma non-GAAP measures may differ from similarly titled measures used by others. QuidelOrtho generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results, and comparison to competitors’ operating results. These pro forma non- GAAP financial measures reflect an additional way of viewing aspects of QuidelOrtho’s pro forma operations that, when viewed with pro forma GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s pro forma business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s pro forma reported results of operations, management strongly encourages investors to review the consolidated financial statements of Ortho and Quidel set forth in each of their respective filings with the Commission in their entirety. Reconciliations of the pro forma non-GAAP financial measures to the most directly comparable pro forma GAAP financial measures are included in the Appendix to this presentation.

QuidelOrtho

Pro forma Revenue[1]

Total by Business Unit	1Q18	2Q18	3Q18	4Q18	FY2018	1Q19	2Q19	3Q19	4Q19	FY2019	1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21	3Q21	4Q21	FY2021	1Q22
Labs[2]	307.1	309.3	304.0	304.3	1,224.7	290.6	319.8	318.5	329.6	1,258.4	276.4	276.4	321.7	361.9	1,236.5	356.3	340.5	363.2	363.4	1,423.4	339.7
Transfusion Medicine	155.8	150.7	146.2	163.2	615.8	144.1	148.1	147.3	158.3	597.8	147.9	125.9	140.6	166.2	580.6	161.4	162.4	170.7	169.7	664.3	173.6
Point-of-Care Testing	149.1	86.5	100.7	113.4	449.7	128.4	89.8	109.4	130.8	458.2	149.8	134.8	401.9	701.3	1,387.8	304.2	131.7	443.5	573.8	1,453.2	943.0
Molecular	5.1	3.9	4.5	5.9	19.4	5.8	4.2	4.7	7.1	21.8	8.4	55.2	63.0	96.4	223.0	60.3	34.5	54.8	50.9	200.5	46.0
Total Revenue	617.1	550.4	555.4	586.7	2,309.5	568.8	561.9	579.8	625.8	2,336.3	582.6	592.3	927.2	1,325.9	3,427.9	882.1	669.1	1,032.3	1,157.9	3,741.4	1,502.3

Total Revenue by Region	1Q18	2Q18	3Q18	4Q18	FY2018	1Q19	2Q19	3Q19	4Q19	FY2019	1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21	3Q21	4Q21	FY2021	1Q22
North America	368.4	281.3	298.3	316.2	1,264.2	321.7	290.9	309.7	340.9	1,263.2	354.8	365.2	665.8	1,015.4	2,401.3	597.0	375.3	730.3	862.0	2,564.6	1,237.7
EMEA	86.5	79.1	74.5	82.2	322.2	77.6	72.1	71.6	87.7	308.9	74.7	80.1	76.3	102.4	333.5	89.6	85.7	81.9	88.8	346.0	84.0
Greater China	58.5	79.8	72.9	70.8	282.0	61.1	85.5	82.1	82.0	310.8	59.2	60.0	88.4	81.2	288.8	68.5	76.3	97.1	85.7	327.6	62.7
Other[3]	103.8	110.2	109.6	117.5	441.1	108.4	113.4	116.4	115.2	453.4	93.8	86.9	96.6	126.9	404.2	127.1	131.8	123.0	121.3	503.2	118.0
Total Revenue	617.1	550.4	555.4	586.7	2,309.5	568.8	561.9	579.8	625.8	2,336.3	582.6	592.3	927.2	1,325.9	3,427.9	882.1	669.1	1,032.3	1,157.9	3,741.4	1,502.3

Total Revenue by Category	1Q18	2Q18	3Q18	4Q18	FY2018	1Q19	2Q19	3Q19	4Q19	FY2019	1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21	3Q21	4Q21	FY2021	1Q22
Recurring	554.2	503.0	519.1	536.3	2,112.6	525.9	520.9	534.6	573.6	2,155.1	526.6	559.9	888.3	1,266.1	3,240.9	828.0	597.4	860.1	695.0	2,980.5	803.6
QuickVue	21.4	10.1	13.1	15.4	60.0	18.4	8.9	12.7	17.1	57.1	29.5	5.0	4.0	9.8	48.3	15.0	32.0	137.5	427.0	611.5	667.6
Instruments	41.5	37.3	23.2	35.0	137.0	24.5	32.1	32.5	35.1	124.2	26.4	27.4	34.8	49.9	138.6	39.1	39.8	34.7	35.8	149.4	31.1
Total	617.1	550.4	555.4	586.7	2,309.5	568.8	561.9	579.8	625.8	2,336.3	582.6	592.3	927.2	1,325.9	3,427.9	882.1	669.1	1,032.3	1,157.9	3,741.4	1,502.3

SARS	1Q18	2Q18	3Q18	4Q18	FY2018	1Q19	2Q19	3Q19	4Q19	FY2019	1Q20	2Q20	3Q20	4Q20	FY2020	1Q21	2Q21	3Q21	4Q21	FY2021	1Q22
Total SARS	-	-	-	-	-	-	-	-	-	-	1.0	136.3	396.7	431.3	965.2	298.1	100.7	414.5	521.4	1,334.6	848.3

1. Pro forma amounts above are presented in millions and may not sum to totals presented due to rounding. Results for Q3 2021 and FY 2021 include $8.5 million related to an arbitration award.
2. Labs includes Legacy Ortho Clinical Labs and non-core revenue, as well as Legacy Quidel Specialty Diagnostics business
3. Other regions include Latin America, Japan and ASPAC

3

QuidelOrtho

Pro forma Constant Currency Revenue Growth[1]

			Y/Y					Y/Y					Y/Y			Y/Y
Total by Business Unit	1Q19	2Q19	3Q19	4Q19	FY 2019	1Q20	2Q20	3Q20	4Q20	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021	1Q22
Labs[2]	(3.3%)	5.8%	5.7%	9.0%	4.3%	(3.1%)	(11.3%)	2.2%	9.5%	(0.5%)	27.0%	19.6%	11.0%	0.7%	13.5%	(3.9%)
Transfusion Medicine	(4.9%)	0.7%	1.9%	(2.8%)	(1.4%)	3.7%	(14.4%)	(5.3%)	2.7%	(3.3%)	6.0%	25.6%	20.8%	3.8%	13.3%	10.5%
Point-of-Care Testing	(13.1%)	5.9%	9.9%	16.4%	3.2%	17.5%	50.5%	263.3%	428.4%	200.5%	100.7%	(4.1%)	10.0%	(18.1%)	4.3%	210.8%
Molecular	13.2%	11.1%	7.4%	21.0%	13.8%	45.4%	1169.4%	1216.7%	1254.0%	911.9%	616.6%	(37.6%)	(12.9%)	(47.1%)	(10.1%)	(23.6%)
Total Revenue	**(6.0%)**	**4.4%**	**5.5%**	**7.2%**	**2.6%**	**3.8%**	**7.1%**	**60.2%**	**110.7%**	**47.4%**	**49.1%**	**10.2%**	**10.4%**	**(12.4%)**	**8.2%**	**72.0%**

			Y/Y					Y/Y					Y/Y			Y/Y
Total Revenue by Region	1Q19	2Q19	3Q19	4Q19	FY 2019	1Q20	2Q20	3Q20	4Q20	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021	1Q22
NA	(12.5%)	3.7%	4.0%	7.8%	0.1%	10.3%	25.4%	114.4%	197.5%	89.8%	68.1%	2.4%	9.6%	(15.1%)	6.7%	107.3%
EMEA	(4.8%)	(3.4%)	0.4%	8.6%	0.3%	(0.5%)	11.7%	2.9%	11.9%	6.7%	11.0%	1.0%	6.1%	(11.0%)	0.9%	(0.2%)
Greater China	9.0%	13.9%	15.8%	17.8%	14.4%	0.2%	(27.4%)	6.3%	(6.5%)	(7.5%)	7.5%	16.2%	2.8%	1.9%	6.4%	(10.0%)
Other[3]	9.7%	5.3%	5.8%	(2.5%)	4.3%	(11.4%)	(18.3%)	(13.1%)	13.3%	(7.3%)	36.7%	48.3%	27.6%	(0.9%)	25.3%	(4.1%)
Total Revenue	**(6.0%)**	**4.4%**	**5.5%**	**7.2%**	**2.6%**	**3.8%**	**7.1%**	**60.2%**	**110.7%**	**47.4%**	**49.1%**	**10.2%**	**10.4%**	**(12.4%)**	**8.2%**	**72.0%**

			Y/Y					Y/Y					Y/Y			Y/Y
Total Revenue by Category	1Q19	2Q19	3Q19	4Q19	FY 2019	1Q20	2Q20	3Q20	4Q20	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021	1Q22
Recurring	(3.1%)	5.8%	3.9%	7.5%	3.5%	1.5%	9.2%	66.5%	119.5%	51.0%	54.9%	4.1%	(4.0%)	(45.0%)	(8.9%)	(2.1%)
QuickVue	(13.8%)	(11.4%)	(2.4%)	11.2%	(4.5%)	60.6%	(44.5%)	(68.7%)	(42.6%)	(15.5%)	(49.3%)	541.7%	3343.5%	4252.1%	1165.2%	4363.5%
Instruments	(40.3%)	(9.8%)	44.5%	1.7%	(6.8%)	11.8%	(12.3%)	7.2%	40.4%	12.5%	43.0%	39.6%	(3.0%)	(28.0%)	5.5%	(19.5%)
Total Revenue	**(6.0%)**	**4.4%**	**5.5%**	**7.2%**	**2.6%**	**3.8%**	**7.1%**	**60.2%**	**110.7%**	**47.4%**	**49.1%**	**10.2%**	**10.4%**	**(12.4%)**	**8.2%**	**72.0%**

1. Pro forma revenue growth rates are shown on a constant currency basis; The term "constant currency" means we have translated pro forma local currency revenues for all reporting periods to U.S. dollars using internally derived currency exchange rates held constant for each period. This additional non-GAAP pro forma financial information is not meant to be considered in isolation from or as substitute for financial information prepared in accordance with GAAP. See reconciliation of pro forma non-GAAP measures included in Appendix.
2. Labs includes Legacy Ortho Clinical Labs and non-core revenue, as well as Legacy Quidel Specialty Diagnostics business
3. Other regions include Latin America, Japan and ASPAC

4

Pro forma Adjusted Income Statement[1]

		FY 2021					
	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021	1Q22
Total revenues	**3,428**	**882**	**669**	**1,024**	**1,158**	**3,733**	**1,502**
Cost of revenues, excluding amortization of intangible assets	1,207	319	316	386	402	1,422	509
Gross profit	**2,221**	**563**	**353**	**638**	**756**	**2,311**	**994**
Gross profit Margin %	*64.8%*	*63.8%*	*52.8%*	*62.3%*	*65.3%*	*61.9%*	*66.1%*
Selling, marketing, and administrative	646	171	180	195	211	757	211
Research and development	191	51	52	54	59	216	58
Other operating expenses	29	6	9	8	11	35	2
Total operating expenses	**866**	**229**	**241**	**257**	**281**	**1,007**	**270**
Operating Income	**1,355**	**335**	**112**	**381**	**476**	**1,304**	**724**
Operating Income Margin %	*39.5%*	*37.9%*	*16.8%*	*37.2%*	*41.1%*	*34.9%*	*48.2%*
Interest expense, net	200	44	33	34	32	143	32
Other expense (income)	38	(1)	1	(1)	4	2	(3)
Total non-operating expenses, net	**238**	**42**	**34**	**33**	**36**	**145**	**29**
Income before income taxes	**1,118**	**292**	**78**	**348**	**440**	**1,158**	**695**
Income tax provision	227	52	13	77	93	235	150
Tax Rate %	*20.3%*	*17.9%*	*16.5%*	*22.0%*	*21.2%*	*20.3%*	*21.6%*
Adjusted net income	**891**	**240**	**65**	**272**	**346**	**923**	**545**
Weighted average diluted shares	69	69	68	68	68	68	68
Adjusted diluted EPS[2]	**$12.92**	**$3.48**	**$0.96**	**$4.01**	**$5.11**	**$13.53**	**$8.04**
Adj EBITDA	**1,563**	**390**	**166**	**435**	**528**	**1,519**	**781**
Adj EBITDA Margin %	*45.6%*	*44.2%*	*24.8%*	*42.5%*	*45.6%*	*40.7%*	*52.0%*

1. Amounts above are presented in millions and on a pro forma non-GAAP adjusted basis. Pro Forma amounts include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805. This additional pro forma non-GAAP financial information is not meant to be considered in isolation from or as substitute for financial information prepared in accordance with GAAP. See reconciliation of pro forma non-GAAP measures included in Appendix.
2. The pro forma adjusted diluted earnings per share calculations are based on the combined diluted weighted average shares, after giving effect to the Ortho Exchange Ratio and the Quidel Exchange Ratio pursuant to the Business Combination Agreement. The historical diluted weighted average shares of Ortho are assumed to be replaced by the shares issued by QuidelOrtho to effect the Combinations.

5

APPENDIX

QuidelOrtho

FY 2020 Pro forma Combined Income Statement[1]

	Historical Quidel			Historical Ortho			Pro Forma Combined
	As Previously Reported	Reclassification Adjustments	After Reclassifications	As Previously Reported	Reclassification Adjustments	After Reclassifications	After Reclassifications
Total revenue	$1,661.7	$ ---	$1,661.7	$1,766.2	$ ---	$1,766.2	$3,427.9
Cost of revenue, excluding amortization of intangible assets	312.8	(7.4)	305.4	908.2	---	908.2	1,213.6
Selling, marketing and administrative	200.6	(19.9)	180.7	489.6	3.6	493.2	673.9
Research and development	84.3	---	84.3	112.9	---	112.9	197.2
Amortization of intangible assets	---	27.3	27.3	131.9	---	131.9	159.2
Acquisition and integration costs	3.7	---	3.7	---	---	---	3.7
Other operating expenses	---	---	---	35.3	(3.6)	31.7	31.7
Operating income	1,060.3	---	1,060.3	88.3	---	88.3	1,148.6
Interest expense, net	8.5	---	8.5	198.2	---	198.2	206.7
Other expense, net	11.5	---	11.5	115.4	---	115.4	126.9
Income before income taxes	1,040.3	---	1,040.3	(225.3)	---	(225.3)	815.0
Provision for income taxes	230.0	---	230.0	(13.4)	---	(13.4)	216.6
Net income (loss)	$810.3	$ ---	$810.3	($211.9)	$ ---	($211.9)	$598.4

1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

7

8 1Q21 Pro forma Combined Income Statement1 Historical Quidel Historical Ortho Pro Forma Combined As Previously Reported Reclassification Adjustments After Reclassifications As Previously Reported Reclassification Adjustments After Reclassifications After Reclassifications Total revenue $375.3 $ -– $375.3 $506.8 $ -– $506.8 $882.1 Cost of revenue, excluding amortization of intangible assets 73.4 (1.8) 71.6 248.2 -– 248.2 319.8 Selling, marketing and administrative 53.7 (5.0) 48.7 131.5 0.3 131.8 180.5 Research and development 23.3 -– 23.3 28.9 -– 28.9 52.2 Amortization of intangible assets -– 6.8 6.8 33.4 -– 33.4 40.2 Acquisition and integration costs 0.7 -– 0.7 -– -– -– 0.7 Other operating expenses -– -– -– 7.4 (0.3) 7.1 7.1 Operating income 224.2 -– 224.2 57.4 -– 57.4 281.6 Interest expense, net 2.0 -– 2.0 43.4 -– 43.4 45.4 Other expense, net 0.4 -– 0.4 49.8 -– 49.8 50.2 Income before income taxes 221.8 -– 221.8 (35.8) -– (35.8) 186.0 Provision for income taxes 43.7 -– 43.7 3.3 -– 3.3 47.0 Net income (loss) $178.1 $ -– $178.1 ($39.1) $ -– ($39.1) $139.0 1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

9 2Q21 Pro forma Combined Income Statement1 Historical Quidel Historical Ortho Pro Forma Combined As Previously Reported Reclassification Adjustments After Reclassifications As Previously Reported Reclassification Adjustments After Reclassifications After Reclassifications Total revenue $176.6 $ -– $176.6 $492.5 $ -– $492.5 $669.1 Cost of revenue, excluding amortization of intangible assets 70.4 (1.8) 68.6 248.1 -– 248.1 316.7 Selling, marketing and administrative 59.2 (5.0) 54.2 138.7 0.3 139.0 193.2 Research and development 22.6 -– 22.6 30.4 -– 30.4 53.0 Amortization of intangible assets -– 6.8 6.8 33.5 -– 33.5 40.3 Acquisition and integration costs 1.1 -– 1.1 -– -– -– 1.1 Other operating expenses -– -– -– 10.5 (0.3) 10.2 10.2 Operating income 23.3 -– 23.3 31.3 -– 31.3 54.6 Interest expense, net 1.4 -– 1.4 33.0 -– 33.0 34.4 Other expense, net 0.2 -– 0.2 3.2 -– 3.2 3.4 Income before income taxes 21.7 -– 21.7 (4.9) -– (4.9) 16.8 Provision for income taxes 2.6 -– 2.6 15.1 -– 15.1 17.7 Net income (loss) $19.1 $ -– $19.1 ($20.0) $ -– ($20.0) ($0.9) 1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

10 3Q21 Pro forma Combined Income Statement1 Historical Quidel Historical Ortho Pro Forma Combined As Previously Reported Reclassification Adjustments After Reclassifications As Previously Reported Reclassification Adjustments After Reclassifications After Reclassifications Total revenue $509.8 $ -– $509.8 $522.5 $ -– $522.5 $1,032.3 Cost of revenue, excluding amortization of intangible assets 136.3 (1.9) 134.4 252.4 -– 252.4 386.8 Selling, marketing and administrative 68.0 (5.0) 63.0 140.9 0.6 141.5 204.5 Research and development 23.7 -– 23.7 32.1 -– 32.1 55.8 Amortization of intangible assets -– 6.9 6.9 33.3 -– 33.3 40.2 Acquisition and integration costs -– -– -– -– -– -– -– Other operating expenses -– -– -– 9.8 (0.6) 9.2 9.2 Operating income 281.8 -– 281.8 54.0 -– 54.0 335.8 Interest expense, net 1.3 -– 1.3 36.1 -– 36.1 37.4 Other expense, net (1.0) -– (1.0) (2.8) -– (2.8) (3.8) Income before income taxes 281.5 -– 281.5 20.7 -– 20.7 302.2 Provision for income taxes 65.7 -– 65.7 6.0 -– 6.0 71.7 Net income (loss) $215.8 $ -– $215.8 $14.7 $ -– $14.7 $230.5 1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

11 4Q21 Pro forma Combined Income Statement1 Historical Quidel Historical Ortho Pro Forma Combined As Previously Reported Reclassification Adjustments After Reclassifications As Previously Reported Reclassification Adjustments After Reclassifications After Reclassifications Total revenue $636.9 $ -– $636.9 $521.0 $ -– $521.0 $1,157.9 Cost of revenue, excluding amortization of intangible assets 147.6 (1.9) 145.7 258.1 -– 258.1 403.8 Selling, marketing and administrative 78.6 (5.0) 73.6 144.0 (0.5) 143.5 217.1 Research and development 26.1 -– 26.1 34.8 -– 34.8 60.9 Amortization of intangible assets -– 6.9 6.9 33.2 -– 33.2 40.1 Acquisition and integration costs 7.8 -– 7.8 -– 7.0 7.0 14.8 Other operating expenses -– -– -– 19.8 (6.5) 13.3 13.3 Operating income 376.8 -– 376.8 31.1 -– 31.1 407.9 Interest expense, net 1.1 -– 1.1 33.4 -– 33.4 34.5 Other expense, net 0.3 -– 0.3 3.7 -– 3.7 4.0 Income before income taxes 375.4 -– 375.4 (6.0) -– (6.0) 369.4 Provision for income taxes 84.1 -– 84.1 3.9 -– 3.9 88.0 Net income (loss) $291.3 $ -– $291.3 ($9.9) $ -– ($9.9) $281.4 1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

QuidelOrtho

FY 2021 Pro forma Combined Income Statement[1]

	Historical Quidel			Historical Ortho			Pro Forma Combined
	As Previously Reported	Reclassification Adjustments	After Reclassifications	As Previously Reported	Reclassification Adjustments	After Reclassifications	After Reclassifications
Total revenue	$1,698.6	$ —	$1,698.6	$2,042.8	$ —	$2,042.8	$3,741.4
Cost of revenue, excluding amortization of intangible assets	427.7	(7.4)	420.3	1,006.8	—	1,006.8	1,427.1
Selling, marketing and administrative	259.5	(20.0)	239.5	555.1	0.7	555.8	795.3
Research and development	95.7	—	95.7	126.2	—	126.2	221.9
Amortization of intangible assets	—	27.4	27.4	133.4	—	133.4	160.8
Acquisition and integration costs	9.6	—	9.6	—	7.0	7.0	16.6
Other operating expenses	—	—	—	47.5	(7.7)	39.8	39.8
Operating income	906.1	—	906.1	173.8	—	173.8	1,079.9
Interest expense, net	5.8	—	5.8	145.9	—	145.9	151.7
Other expense, net	(0.1)	—	(0.1)	53.9	—	53.9	53.8
Income before income taxes	900.4	—	900.4	(26.0)	—	(26.0)	874.4
Provision for income taxes	196.1	—	196.1	28.3	—	28.3	224.4
Net income (loss)	$704.3	$ —	$704.3	($54.3)	$ —	($54.3)	$650.0

1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

12

13 1Q22 Pro forma Combined Income Statement1 Historical Quidel Historical Ortho Pro Forma Combined As Previously Reported Reclassification Adjustments After Reclassifications As Previously Reported Reclassification Adjustments After Reclassifications After Reclassifications Total revenue $1,002.3 $ -– $1,002.3 $500.1 $ -– $500.1 $1,502.4 Cost of revenue, excluding amortization of intangible assets 262.3 (2.0) 260.3 249.5 -– 249.5 509.8 Selling, marketing and administrative 89.9 (5.1) 84.8 129.5 0.5 130.0 214.8 Research and development 26.4 -– 26.4 32.2 -– 32.2 58.6 Amortization of intangible assets -– 7.1 7.1 33.2 -– 33.2 40.3 Acquisition and integration costs 3.0 -– 3.0 -– 5.7 5.7 8.7 Other operating expenses -– -– -– 8.6 (6.2) 2.4 2.4 Operating income 620.7 -– 620.7 47.1 -– 47.1 667.8 Interest expense, net 1.0 -– 1.0 32.5 -– 32.5 33.5 Other expense, net (0.9) -– (0.9) (3.7) -– (3.7) (4.6) Income before income taxes 620.6 -– 620.6 18.3 -– 18.3 638.9 Provision for income taxes 140.7 -– 140.7 3.5 -– 3.5 144.2 Net income (loss) $479.9 $ -– $479.9 $14.8 $ -– $14.8 $494.7 1. Pro Forma amounts above include the results of historical Quidel and Ortho with reclassification adjustments only and do not include any pro forma adjustments required under Regulation S-X Article 11 or ASC 805.

QuidelOrtho

FY 2020 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other expense, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$3,427.9	$2,135.6	$754.4	$197.2	$1,148.6	33.5%	$206.7	$126.9	$216.6	$598.4
Pro forma Adjustments:										
Intangible amortization and other	—	79.0	(81.3)	—	160.3		—	—	—	160.3
Pre-IPO legacy stock-based compensation	—	0.8	(7.5)	(0.2)	8.5		—	—	—	8.5
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.4)	—	—	0.4
Non-cash interest expense for deferred consideration	—	—	—	—	—		(6.6)	—	—	6.6
Change in fair value of acquisition contingencies	—	—	(1.4)	—	1.4			—	—	1.4
Loss on other investments, net	—	—	—	—	—		—	(0.5)	—	0.5
Acquisition and integration costs	—	—	—	—	3.7		—	—	—	3.7
Loss on extinguishment of debt	—	—	—	—	—		—	(23.0)	—	23.0
Costs related to Ortho's initial public offering	—	—	(7.8)	—	7.8		—	—	—	7.8
Unrealized foreign exchange losses	—	—	—	—	—		—	(63.0)	—	63.0
Restructuring and severance-related costs, including accelerated depreciation	—	4.0	(6.6)	(2.2)	11.8		—	—	—	11.8
EU medical device regulation transition costs	—	—	—	(4.3)	4.3		—	—	—	4.3
Derivative mark-to-market losses	—	—	—	—	—		—	(2.6)	—	2.6
Principal shareholder management fee	—	—	—	—	3.0		—	—	—	3.0
Other adjustments	—	1.5	(3.8)	—	5.9		—	—	—	5.9
Discrete tax items	—	—	—	—	—		—	—	(11.5)	11.5
Income tax impact of adjustments	—	—	—	—	—		—	—	21.6	(21.6)
Non-GAAP	**$3,427.9**	**$2,220.9**	**$646.0**	**$190.5**	**$1,355.3**	**39.5%**	**$199.7**	**$37.8**	**$226.7**	**$891.1**

14

Q1 2021 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other expense, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$882.1	$542.3	$200.7	$52.2	$281.6	31.9%	$45.4	$50.2	$47.0	$139.0
Pro forma Adjustments:										
Intangible amortization and other	—	20.3	(20.9)	—	41.2		—	—	—	41.2
Pre-IPO legacy stock-based compensation	—	0.1	(3.4)	(0.1)	3.6		—	—	—	3.6
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.1)	—	—	0.1
Non-cash interest expense for deferred consideration	—	—	—	—	—		(1.5)	—	—	1.5
Loss on other investments	—	—	—	—	—		—	(0.1)	—	0.1
Acquisition and integration costs	—	—	—	—	0.7		—	—	—	0.7
Loss on extinguishment of debt	—	—	—	—	—		—	(50.3)	—	50.3
Costs related to Ortho's initial public offering	—	—	(3.8)	—	3.8		—	—	—	3.8
Foreign exchange loss	—	—	—	—	—		—	(0.4)	—	0.4
Restructuring and severance-related costs, including accelerated depreciation	—	0.3	(0.8)	(0.4)	1.3		—	—	—	1.3
EU medical device regulation transition costs	—	—	—	(0.9)	0.9		—	—	—	0.9
Derivative mark-to-market losses	—	—	—	—	—		—	(0.5)	—	0.5
Principal shareholder management fee	—	—	—	—	0.8		—	—	—	0.8
Other adjustments	—	—	(0.6)	—	0.6		—	(0.3)	—	0.9
Discrete tax items	—	—	—	—	—		—	—	(0.3)	0.3
Income tax impact of adjustments	—	—	—	—	—		—	—	5.5	(5.5)
Non-GAAP	**$882.1**	**$563.0**	**$171.2**	**$50.8**	**$334.5**	**37.9%**	**$43.8**	**($1.4)**	**$52.2**	**$239.9**

15

QuidelOrtho

Q2 2021 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other expense, net	Provision for income taxes	Net (loss) income
Pro forma, including reclassifications	$669.1	$332.4	$213.5	$53.0	$54.6	8.2%	$34.4	$3.4	$17.7	($0.9)
Pro forma Adjustments:										
Intangible amortization and other	—	20.1	(21.3)	—	41.4		—	—	—	41.4
Pre-IPO legacy stock-based compensation	—	0.1	(10.7)	(0.1)	10.9		—	—	—	10.9
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.1)	—	—	0.1
Non-cash interest expense for deferred consideration	—	—	—	—	—		(1.1)	—	—	1.1
Change in fair value of acquisition contingencies	—	—	(0.1)	—	0.1		—	—	—	0.1
Loss on other investments	—	—	—	—	—		—	(0.2)	—	0.2
Acquisition and integration costs	—	—	—	—	1.1		—	—	—	1.1
Costs related to Ortho's initial public offering	—	—	(0.5)	—	0.5		—	—	—	0.5
Foreign exchange loss	—	—	—	—	—		—	(0.2)	—	0.2
Restructuring and severance-related costs, including accelerated depreciation	—	0.6	(0.7)	(0.4)	1.7		—	—	—	1.7
EU medical device regulation transition costs	—	—	—	(0.9)	0.9		—	—	—	0.9
Derivative mark-to-market losses	—	—	—	—	—		—	(1.0)	—	1.0
Principal shareholder management fee	—	—	—	—	0.8		—	—	—	0.8
Other adjustments	—	0.1	—	—	0.4		—	(0.8)	—	1.2
Discrete tax items	—	—	—	—	—		—	—	(10.3)	10.3
Income tax impact of adjustments	—	—	—	—	—		—	—	5.5	(5.5)
Non-GAAP	**$669.1**	**$353.3**	**$180.2**	**$51.6**	**$112.4**	**16.8%**	**$33.2**	**$1.2**	**$12.9**	**$65.1**

16

QuidelOrtho

Q3 2021 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other income, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$1,032.3	$625.4	$224.6	$55.8	$335.8	32.5%	$37.4	($3.8)	$71.7	$230.5
Pro forma Adjustments:										
Intangible amortization and other	—	20.3	(21.2)	—	41.5		—	—	—	41.5
Pre-IPO legacy stock-based compensation	—	0.1	(4.8)	(0.1)	5.0		—	—	—	5.0
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.1)	—	—	0.1
Non-cash interest expense for deferred consideration	—	—	—	—	—		(1.0)	—	—	1.0
Gain on other investments, net	—	—	—	—	—		—	1.1	—	(1.1)
Costs related to Ortho's secondary offering	—	—	(1.1)	—	1.1		—	—	—	1.1
Arbitration award	(8.5)	(8.5)	(1.1)	—	(7.4)		—	—	—	(7.4)
Foreign exchange loss	—	—	—	—	—		—	(0.3)	—	0.3
Restructuring and severance-related costs, including accelerated depreciation	—	0.3	(1.0)	(0.4)	1.7		—	—	—	1.7
EU medical device regulation transition costs	—	—	—	(1.1)	1.1		—	—	—	1.1
Derivative mark-to-market gains	—	—	—	—	—		—	0.9	—	(0.9)
Principal shareholder management fee	—	—	—	—	0.7		—	—	—	0.7
Other adjustments	—	0.4	(0.8)	—	1.4		(2.5)	0.8	—	3.1
Income tax impact of adjustments	—	—	—	—	—		—	—	5.0	(5.0)
Non-GAAP	**$1,023.8**	**$638.0**	**$194.6**	**$54.2**	**$380.9**	**37.2%**	**$33.8**	**($1.3)**	**$76.7**	**$271.7**

17

QuidelOrtho

Q4 2021 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other expense, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$1,157.9	$734.0	$237.1	$60.9	$407.9	35.2%	$34.5	$4.0	$88.0	$281.4
Pro forma Adjustments:										
Intangible amortization and other	—	20.3	(21.1)	—	41.4		—	—	—	41.4
Pre-IPO legacy stock-based compensation	—	0.1	(2.5)	(0.1)	2.7		—	—	—	2.7
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.1)	—	—	0.1
Non-cash interest expense for deferred consideration	—	—	—	—	—		(1.0)	—	—	1.0
Change in fair value of acquisition contingencies	—	—	(0.1)	—	0.1		—	—	—	0.1
Gain on other investments, net	—	—	—	—	—		—	0.1	—	(0.1)
Acquisition and integration costs	—	—	—	—	14.8		—	—	—	14.8
Foreign exchange loss	—	—	—	—	—		—	(0.5)	—	0.5
Restructuring and severance-related costs, including accelerated depreciation	—	1.9	(1.8)	(0.6)	4.3		—	—	—	4.3
EU medical device regulation transition costs	—	—	—	(1.1)	1.1		—	—	—	1.1
Derivative mark-to-market gains	—	—	—	—	—		—	0.2	—	(0.2)
Principal shareholder management fee	—	—	—	—	0.7		—	—	—	0.7
Other adjustments	—	(0.1)	(1.1)	—	2.7		(1.1)	(0.1)	—	3.9
Discrete tax items	—	—	—	—	—		—	—	(1.7)	1.7
Income tax impact of adjustments	—	—	—	—	—		—	—	7.1	(7.1)
Non-GAAP	**$1,157.9**	**$756.2**	**$210.5**	**$59.1**	**$475.7**	**41.1%**	**$32.3**	**$3.7**	**$93.4**	**$346.3**

18

QuidelOrtho

FY 2021 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other expense, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$3,741.4	$2,234.1	$875.9	$221.9	$1,079.9	28.9%	$151.7	$53.8	$224.4	$650.0
Pro forma Adjustments:										
Intangible amortization and other	—	81.0	(84.5)	—	165.5		—	—	—	165.5
Pre-IPO legacy stock-based compensation	—	0.4	(21.4)	(0.4)	22.2		—	—	—	22.2
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.4)	—	—	0.4
Non-cash interest expense for deferred consideration	—	—	—	—	—		(4.6)	—	—	4.6
Change in fair value of acquisition contingencies	—	—	(0.2)	—	0.2		—	—	—	0.2
Gain on other investments, net	—	—	—	—	—		—	0.9	—	(0.9)
Acquisition and integration costs	—	—	—	—	16.6		—	—	—	16.6
Loss on extinguishment of debt	—	—	—	—	—		—	(50.3)	—	50.3
Costs related to Ortho's initial public and secondary offerings	—	—	(5.4)	—	5.4		—	—	—	5.4
Arbitration award	(8.5)	(8.5)	(1.1)	—	(7.4)		—	—	—	(7.4)
Foreign exchange loss	—	—	—	—	—		—	(1.4)	—	1.4
Restructuring and severance-related costs, including accelerated depreciation	—	3.1	(4.3)	(1.8)	9.0		—	—	—	9.0
EU medical device regulation transition costs	—	—	—	(4.0)	4.0		—	—	—	4.0
Derivative mark-to-market (gains) losses	—	—	—	—	—		—	(0.4)	—	0.4
Principal shareholder management fee	—	—	—	—	3.0		—	—	—	3.0
Other adjustments	—	0.4	(2.5)	—	5.1		(3.6)	(0.4)	—	9.1
Discrete tax items	—	—	—	—	—		—	—	(12.3)	12.3
Income tax impact of adjustments	—	—	—	—	—		—	—	23.1	(23.1)
Non-GAAP	**$3,732.9**	**$2,310.5**	**$756.5**	**$215.7**	**$1,303.5**	**34.9%**	**$143.1**	**$2.2**	**$235.2**	**$923.0**

19

Q1 2022 Pro Forma GAAP to Pro Forma Non-GAAP Reconciliation

	Total revenue	Gross profit	Selling, marketing and admin.	Research and development	Operating income	Operating income margin	Interest expense, net	Other income, net	Provision for income taxes	Net income
Pro forma, including reclassifications	$1,502.4	$972.5	$235.0	$58.6	$667.8	44.5%	$33.5	($4.6)	$144.2	$494.7
Pro forma Adjustments:										
Intangible amortization and other	—	20.4	(21.2)	—	41.6		—	—	—	41.6
Pre-IPO legacy stock-based compensation	—	0.1	(2.3)	(0.1)	2.5		—	—	—	2.5
Amortization of debt issuance costs on credit facility	—	—	—	—	—		(0.1)	—	—	0.1
Non-cash interest expense for deferred consideration	—	—	—	—	—		(1.0)	—	—	1.0
Loss on other investments	—	—	—	—	—		—	(0.2)	—	0.2
Acquisition and integration costs	—	—	—	—	8.7		—	—	—	8.7
Foreign exchange gain	—	—	—	—	—		—	0.4	—	(0.4)
Restructuring and severance-related costs, including accelerated depreciation	—	0.8	(0.3)	(0.1)	1.2		—	—	—	1.2
EU medical device regulation transition costs	—	—	—	(0.7)	0.7		—	—	—	0.7
Derivative mark-to-market gains	—	—	—	—	—		—	1.9	—	(1.9)
Principal shareholder management fee	—	—	—	—	0.8		—	—	—	0.8
Other adjustments	—	—	(0.5)	—	0.5		(0.9)	—	—	1.4
Income tax impact of adjustments	—	—	—	—	—		—	—	6.1	(6.1)
Non-GAAP	**$1,502.4**	**$993.8**	**$210.7**	**$57.7**	**$723.8**	**48.2%**	**$31.5**	**($2.5)**	**$150.3**	**$544.5**

20

QuidelOrtho

Pro Forma Adjusted EBITDA Reconciliation

	Fiscal Year 2020	Fiscal Quarter Q1 2021	Q2 2021	Q3 2021	Q4 2021	Fiscal Year 2021	Fiscal Quarter Q1 2022
Pro forma net income (loss)	598.4	139.0	(0.9)	230.5	281.4	650.0	494.7
Interest expense, net	206.7	45.4	34.5	37.4	34.5	151.8	33.5
Provision for income taxes	216.6	47.1	17.7	71.8	87.9	224.5	144.2
Depreciation, amortization and other	375.0	96.1	96.5	94.8	97.0	384.4	96.1
Pre-IPO legacy stock-based compensation	8.6	3.6	10.9	5.0	2.7	22.2	2.5
Restructuring and severance-related costs	11.7	1.3	1.7	1.7	3.5	8.2	1.0
Loss on extinguishment of debt	23.0	50.3	—	—	—	50.3	—
Acquisition and integration-related costs	3.7	0.7	1.1	—	14.8	16.6	8.7
Tax indemnification expense (income), net	31.2	(0.2)	(0.2)	(0.2)	1.4	0.8	(0.2)
Costs related to Ortho's initial public and secondary offerings	7.8	3.8	0.5	1.1	—	5.4	—
Arbitration award	—	—	—	(7.4)	—	(7.4)	—
EU medical device regulation transition costs	4.3	0.9	0.9	1.1	1.1	4.0	0.7
Loss (gain) on other investments	0.5	0.1	0.2	(1.1)	(0.1)	(0.9)	0.1
Change in fair value of contingent consideration	1.4	—	0.1	—	0.1	0.2	—
Unrealized foreign currency losses	63.0	—	—	—	—	—	—
Derivative mark-to-market losses (gains)	1.5	0.5	1.0	(0.9)	(0.2)	0.4	(1.9)
Principal shareholder management fee	3.0	0.8	0.8	0.7	0.7	3.0	0.8
Other adjustments	6.6	0.9	1.2	0.6	2.8	5.5	0.6
Pro Forma Adjusted EBITDA	**1,563.0**	**390.3**	**166.0**	**435.1**	**527.6**	**1,519.0**	**780.8**

21

22 Pro Forma Business Unit Revenue Reconciliation1 1Q19 2Q19 3Q19 4Q19 FY 2019 1Q20 2Q20 3Q20 4Q20 FY 2020 1Q21 2Q21 3Q21 4Q21 FY 2021 1Q22 Labs Reported -5% 3% 5% 8% 3% -5% -14% 1% 10% -2% 29% 23% 13% 0% 15% -5% Currency Impact -2% -2% -1% -1% -2% -2% -2% -1% 0% -1% 2% 4% 2% 0% 2% -1% Constant Currency -3% 6% 6% 9% 4% -3% -11% 2% 10% -1% 27% 20% 11% 1% 14% -4% TM Reported -8% -2% 1% -3% -3% 3% -15% -5% 5% -3% 9% 29% 21% 2% 14% 8% Currency Impact -3% -2% -1% 0% -2% -1% -1% 1% 2% 0% 3% 3% 1% -2% 1% -3% Constant Currency -5% 1% 2% -3% -1% 4% -14% -5% 3% -3% 6% 26% 21% 4% 13% 11% POC Reported -14% 4% 9% 15% 2% 17% 50% 267% 436% 203% 103% -2% 10% -18% 5% 210% Currency Impact -1% -2% -1% -1% -1% -1% 0% 4% 8% 2% 2% 2% 0% 0% 0% -1% Constant Currency -13% 6% 10% 16% 3% 17% 51% 263% 428% 200% 101% -4% 10% -18% 4% 211% Molecular Reported 13% 8% 5% 21% 13% 45% 1207% 1244% 1257% 924% 621% -38% -13% -47% -10% -24% Currency Impact -1% -3% -2% 0% -1% 0% 37% 27% 4% 12% 4% 0% 0% 0% 0% 0% Constant Currency 13% 11% 7% 21% 14% 45% 1169% 1217% 1254% 912% 617% -38% -13% -47% -10% -24% Total Reported -8% 2% 4% 7% 1% 2% 5% 60% 112% 47% 51% 13% 11% -13% 9% 70% Currency Impact -2% -2% -1% -1% -1% -1% -2% 0% 1% -1% 2% 3% 1% 0% 1% -2% Constant Currency -6% 4% 5% 7% 3% 4% 7% 60% 111% 47% 49% 10% 10% -12% 8% 72% 1. Percentages above may not sum to totals presented due to rounding.

QuidelOrtho

Pro Forma Region Revenue Reconciliation[1]

	1Q19	2Q19	3Q19	4Q19	FY 2019	1Q20	2Q20	3Q20	4Q20	FY 2020	1Q21	2Q21	3Q21	4Q21	FY 2021	1Q22
NA Reported	-13%	3%	4%	8%	0%	10%	26%	115%	198%	90%	68%	3%	10%	-15%	7%	107%
Currency Impact	0%	0%	0%	0%	0%	0%	0%	1%	0%	0%	0%	0%	0%	0%	0%	0%
Constant Currency	-13%	4%	4%	8%	0%	10%	25%	114%	197%	90%	68%	2%	10%	-15%	7%	107%
EMEA Reported	-10%	-9%	-4%	7%	-4%	-4%	11%	7%	17%	8%	20%	7%	7%	-13%	4%	-6%
Currency Impact	-6%	-5%	-4%	-2%	-4%	-3%	-1%	4%	5%	1%	9%	6%	1%	-2%	3%	-6%
Constant Currency	-5%	-3%	0%	9%	0%	0%	12%	3%	12%	7%	11%	1%	6%	-11%	1%	0%
Greater China Reported	5%	7%	13%	16%	10%	-3%	-30%	8%	-1%	-7%	16%	27%	10%	6%	13%	-8%
Currency Impact	-4%	-7%	-3%	-2%	-4%	-3%	-2%	1%	5%	0%	8%	11%	7%	4%	7%	2%
Constant Currency	9%	14%	16%	18%	14%	0%	-27%	6%	-7%	-7%	8%	16%	3%	2%	6%	-10%
ROW Reported	4%	3%	6%	-2%	3%	-13%	-23%	-17%	10%	-11%	36%	52%	27%	-4%	24%	-7%
Currency Impact	-5%	-2%	0%	1%	-2%	-2%	-5%	-4%	-3%	-4%	-1%	3%	0%	-4%	-1%	-3%
Constant Currency	10%	5%	6%	-3%	4%	-11%	-18%	-13%	13%	-7%	37%	48%	28%	-1%	25%	-4%
Total Reported	-8%	2%	4%	7%	1%	2%	5%	60%	112%	47%	51%	13%	11%	-13%	9%	70%
Currency Impact	-2%	-2%	-1%	-1%	-1%	-1%	-2%	0%	1%	-1%	2%	3%	1%	0%	1%	-2%
Constant Currency	-6%	4%	5%	7%	3%	4%	7%	60%	111%	47%	49%	10%	10%	-12%	8%	72%

1. Percentages above may not sum to totals presented due to rounding.

23

24 Pro Forma Product Category Revenue Reconciliation1 1Q19 2Q19 3Q19 4Q19 FY 2019 1Q20 2Q20 3Q20 4Q20 FY 2020 1Q21 2Q21 3Q21 4Q21 FY 2021 1Q22 Recurring Reported -5% 4% 3% 7% 2% 0% 7% 66% 121% 50% 57% 7% -3% -45% -8% -3% Currency Impact -2% -2% -1% -1% -1% -1% -2% 0% 1% -1% 2% 3% 1% 0% 1% -1% Constant Currency -3% 6% 4% 7% 3% 1% 9% 67% 120% 51% 55% 4% -4% -45% -9% -2% Quickvue Reported -14% -12% -3% 11% -5% 61% -44% -68% -43% -15% -49% 543% 3345% 4246% 1165% 4352% Currency Impact 0% -1% -1% 0% 0% 0% 0% 0% 0% 0% 0% 1% 1% -6% 0% -12% Constant Currency -14% -11% -2% 11% -5% 61% -45% -69% -43% -16% -49% 542% 3344% 4252% 1165% 4364% Instruments Reported -41% -14% 40% 0% -9% 8% -15% 7% 42% 12% 48% 45% 0% -28% 8% -20% Currency Impact -1% -4% -4% -1% -3% -4% -2% 0% 2% -1% 5% 6% 3% 0% 2% -1% Constant Currency -40% -10% 44% 2% -7% 12% -12% 7% 40% 13% 43% 40% -3% -28% 6% -20% Total Reported -8% 2% 4% 7% 1% 2% 5% 60% 112% 47% 51% 13% 11% -13% 9% 70% Currency Impact -2% -2% -1% -1% -1% -1% -2% 0% 1% -1% 2% 3% 1% 0% 1% -2% Constant Currency -6% 4% 5% 7% 3% 4% 7% 60% 111% 47% 49% 10% 10% -12% 8% 72% 1Q19 2Q19 3Q19 4Q19 FY 2019 1Q20 2Q20 3Q20 4Q20 FY 2020 1Q21 2Q21 3Q21 4Q21 FY 2021 1Q22 Total excl. SARS Reported -8% 2% 4% 7% 1% 2% -19% -9% 43% 5% 0% 25% 16% -29% -2% 12% Currency Impact -2% -2% -1% -1% -1% -1% -2% 0% 1% -1% 2% 4% 2% 0% 1% -2% Constant Currency -6% 4% 5% 7% 3% 4% -17% -8% 42% 6% -2% 21% 15% -29% -4% 14% 1. Percentages above may not sum to totals presented due to rounding.

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